UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 23, 2022, (September 20, 2022)

NETWORK CN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30264	90-0370486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 802B-803, 8/F, Tower 2, South Seas Centre, 75 Mody Road, TST, Kowloon, HK

(Address of Principal Executive Offices)
(Zip Code)

852-9625 0097
(Registrant's telephone number, including area code)

_____________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NWCN	OTC market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Resignation of Previous Independent Registered Public Accounting Firm

On September 20, 2022, Centurion ZD CPA & Co. (“Centurion”) resigned as independent auditor of Network CN Inc. (“the Company”), effective immediately which had been engaged on February 21, 2022. Because of the resignation, Centurion had not issue audit report on the financial statements of the Company with regard to fiscal year 2021.

From the time of its engagement through the date of this report, there were: (i) no disagreements between the Company and Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Centurion, would have caused Centurion to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events of the type set forth in paragraphs (A) through (D) of  Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Centurion a copy of this disclosure and has requested that Centurion furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Centurion agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K. and, if not, stating the respect in which it does not agree.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with Centurion’s departure as the Company’s independent auditor, on September 20, 2022, the Board of Directors of the Company approved the appointment of Gries & Associates, LLC (“Gries”) as the Company’s independent auditor, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2019 and through Gries’s appointment on September 20, 2022, neither the Company nor anyone acting on its behalf consult Gries with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Gries did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or any reportable events as defined and set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23,2022

NETWORK CN INC.

By: /s/ Earnest Leung
Earnest Leung
Chief Executive Officer